AMENDMENT NO. 13 TO SCHEDULE A TO
                THE CHASE MANHATTAN BANK GLOBAL CUSTODY AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.


CUSTOMER
Trust                       Series
-----                       ------
Liberty Funds Trust I       Liberty High Yield Securities Fund
                            Liberty Income Fund
                            Liberty Strategic Income Fund
                            Liberty Tax-Managed Growth Fund
                            Liberty Tax-Managed Value Fund
                            Liberty Tax-Managed Growth Fund II
                            Liberty Tax-Managed Aggressive Growth Fund

Liberty Funds Trust II      Liberty Money Market Fund
                            Liberty Intermediate Government Fund
                            Liberty Short Term Government Fund
                            Liberty Newport Japan Opportunities Fund
                            Liberty Newport Greater China Fund
                            Stein Roe Small Cap Tiger Fund

Liberty Funds Trust III     Liberty Select Value Fund
                            The Liberty Fund
                            Liberty Federal Securities Fund
                            Liberty Newport Global Equity Fund
                            Liberty Newport International Equity Fund
                            Liberty Strategic Balanced Fund
                            Liberty Contrarian Small-Cap Fund
                            Liberty Contrarian Equity Fund
                            Liberty Contrarian Balanced Fund
                            Liberty Oregon Tax-Free Fund
                            Liberty Real Estate Fund
                            Liberty Contrarian Income Fund
                            Liberty Special Fund
                            Liberty Contrarian Fund
                            Liberty Newport Global Utilities Fund

Liberty Funds Trust IV      Liberty Tax-Exempt Fund
                            Liberty Tax-Exempt Insured Fund
                            Liberty Tax-Exempt Money Market Fund
                            Liberty High Yield Municipal Fund
                            Liberty Utilities Fund
                            Liberty Intermediate Tax-Exempt Fund
                            Liberty Counselor Income Portfolio
                            Liberty Counselor Balanced Portfolio
                            Liberty Counselor Growth Portfolio

Liberty Funds Trust V       Liberty Massachusetts Tax-Exempt Fund
                            Liberty Minnesota Tax-Exempt Fund
                            Liberty Michigan Tax-Exempt Fund
                            Liberty New York Tax-Exempt Fund
                            Liberty Ohio Tax-Exempt Fund
                            Liberty California Tax-Exempt Fund
                            Liberty Connecticut Tax-Exempt Fund
                            Liberty Florida Tax-Exempt Fund
                            Liberty North Carolina Tax-Exempt Fund

Liberty Funds Trust VI      Liberty Growth & Income Fund
                            Liberty Small-Cap Value Fund
                            Liberty Value Fund
                            Liberty Newport Asia Pacific Fund

Liberty Funds Trust VII     Liberty Newport Tiger Fund
                            Liberty Newport Europe Fund


Colonial Intermediate High Income Fund
Colonial InterMarket Income Trust I
Colonial Municipal Income Trust
Colonial High Income Municipal Trust
Colonial Investment Grade Municipal Trust
Colonial Insured Municipal Fund
Colonial California Insured Municipal Fund
Colonial New York Insured Municipal Fund
Liberty Investment Grade Bond Fund

Liberty All-Star Growth Fund, Inc.
Liberty All-Star Equity Fund

Liberty Variable
Investment Trust      Liberty Value Fund, Variable Series
                      Stein Roe Global Utilities Fund, Variable Series
                      Colonial International Fund for Growth, Variable Series
                      Colonial U.S. Growth & Income Fund, Variable Series
                      Colonial Strategic Income Fund, Variable Series
                      Newport Tiger Fund, Variable Series
                      Liberty All-Star Equity Fund, Variable Series
                      Colonial High Yield Securities Fund, Variable Series
                      Colonial Small Cap Value Fund, Variable Series
                      Colonial International Horizons Fund, Variable Series
                      Colonial Global Equity Fund, Variable Series
                      Crabbe Huson Real Estate Investment Fund, Variable Series
                      Liberty Newport Japan Opportunities Fund, Variable Series
                      Liberty Select Value Fund, Variable Series
                      Rydex Financial Services Fund, Variable Series
                      Rydex Health Care Fund, Variable Series
                      Liberty S&P 500 Index Fund, Variable Series



By:
      -----------------------
        Nancy L. Conlin
        August 1, 2000


THE CHASE MANHATTAN BANK


By:
      -----------------------
        Rosemary M. Stidmon
        August 1, 2000





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